UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 18, 2023
Date of Report (Date of earliest event reported)
__________________________________________
MillerKnoll, Inc.
(Exact name of registrant as specified in its charter)

Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue, Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.20 per share	MLKN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2023, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards and its periodic review of corporate governance matters, the Board of Directors (the “Board”) of MillerKnoll, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”), effective as of the same date. The amendments, among other things:
•require any shareholder submitting a nomination notice to make a representation that such shareholder intends to solicit proxies in support of its nominees from the holders of at least 67% of the outstanding shares of the Company’s common stock in compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and deliver reasonable evidence of compliance with the requirements of Rule 14a-19;
•require any shareholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white;
•clarify the authority of the chairman of the meeting to determine whether a shareholder nomination or proposal was made in accordance with the applicable requirements of the Bylaws, and otherwise enhance and clarify provisions designed to ensure the smooth conduct of shareholder meetings;
•update the method of calculating applicable advance notice dates, including to provide for appropriate adjustments in the event a shareholder meeting date varies significantly from the corresponding prior year date;
•require the inclusion of certain additional information from a shareholder submitting a nomination or a proposal; and
•further align the Bylaws with the Board’s resignation policy.
The amendments also include other conforming, technical and ministerial changes.
The foregoing description of the amendments and of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of MillerKnoll, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	April 20, 2023	MILLERKNOLL, INC.

		By:	/s/ Jeffrey M. Stutz
Jeffrey M. Stutz
Chief Financial Officer